                                                                  Exhibit (4)(E)

                           SECOND AMENDMENT AGREEMENT

         Second Amendment Agreement made as of the 5th day of December, 1995, by and among PARK-OHIO INDUSTRIES, INC., an Ohio corporation ("Borrower"), SOCIETY NATIONAL BANK, as Agent ("Agent") and the banks listed on Schedule I attached hereto and made a part hereof (the "Banks"):

         WHEREAS, Borrower, Agent and the Banks are parties to a certain credit agreement dated April 11, 1995, as amended, and as it may from time to time be further amended, supplemented or otherwise modified, which provides, among other things, for a revolving credit and a term loan aggregating One Hundred Million Dollars, all upon certain terms and conditions (the "Credit Agreement");

         WHEREAS, Borrower, Agent and the Banks desire to amend the Credit Agreement by increasing the amount of the revolving credit and by modifying certain other provisions thereof;

         WHEREAS, each term used herein shall be defined in accordance with the Credit Agreement;

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable considerations, Borrower, Agent and the Banks agree as follows:

         1. The first paragraph of Section 2.1 of the Credit Agreement is hereby amended by deleting the amount "One Hundred Million Dollars ($100,000,000)" and by inserting in place thereof the amount "One Hundred Twenty Five Million Dollars ($125,000,000)".

         2. The Credit Agreement is hereby amended by deleting Section 5.21 thereof in its entirety and by inserting in place thereof the following:

                  SECTION 5.21. CAPITAL EXPENDITURES. Borrower and its Consolidated Subsidiaries will not invest in Capital Expenditures (a) more than an aggregate amount equal to Fourteen Million Dollars ($14,000,000) during the 1995 fiscal year of Borrower, and (b) more than an amount equal to Ten Million Dollars ($10,000,000) during the 1996 fiscal year of Borrower and during each fiscal year thereafter.

         3. The Credit Agreement is hereby amended to add a new Annex 1 in the form of Schedule I, attached hereto.

         4. Concurrently with the execution of this Second Amendment Agreement, Borrower shall execute and deliver to each Bank a new Revolving Credit Note dated as of the Closing Date, and being in the form and substance of Exhibit A of the Credit Agreement, with the blanks appropriately filled to reflect the Revolving Credit Commitment of each Bank. After receipt of such Revolving Credit Note, each Bank will mark the Revolving Credit Note being replaced hereby, "Replaced" and return the same to Borrower.

         5. Borrower hereby represents and warrants to the Agent and the Banks that (a) Borrower has the legal power and authority to execute and deliver this Second Amendment Agreement; (b) officials executing this Second Amendment Agreement have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower; (d) no Possible Default exists under the Credit Agreement, nor will any occur immediately after the execution and delivery of the Second Amendment Agreement or by the performance or observance of any provision hereof; (e) neither Borrower nor any Subsidiary has any claim or offset against, or defense or counterclaim to, any of Borrower's or any Subsidiary's obligations or liabilities under the Credit Agreement or any Related Writing, and Borrower and each Subsidiary hereby waives and releases the Agent and each of the Banks from any and all such claims, offsets, defenses and counterclaims of which Borrower and any Subsidiary is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto, and (f) this Second Amendment Agreement constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

         6. Each reference that is made in the Credit Agreement or any other writing shall hereafter be construed as a reference to the Credit Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Credit Agreement shall remain in full force and effect and be unaffected hereby.

         7. This Second Amendment Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

         8. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio.

Address:          600 Tower East                              PARK-OHIO INDUSTRIES, INC.
                  20600 Chagrin Blvd.
                  Shaker Heights, OH 44122                    By:
                                                                 ------------------------------------
                                                                 James S. Walker, Vice President

                                                              and
                                                                 ------------------------------------
                                                                 Ronald J. Cozean, Secretary

Address:          Society Center                              SOCIETY NATIONAL BANK,
                  127 Public Square                           Individually and as Agent
                  Cleveland, OH
                  44114-1306                                  By:
                  Attn: Commercial Loans-                        ------------------------------------
                  Cleveland  District                            Kenneth M. Merhar, Vice President


Address:          Huntington Building                         THE HUNTINGTON NATIONAL BANK
                  917 Euclid Avenue
                  Cleveland, OH  44115                        By:
                                                                 -----------------------------
                  Attn:  Corporate Banking Div.               Jerald A. Bakota, Vice President

Address:          611 Woodward Avenue                         NBD BANK
                  Detroit, MI  48226
                  Attn:  Midwest Banking                      By:
                                                                 ------------------------------------
                                                                 Maher R. Touma, Vice President

Address:          200 Public Square                           MELLON BANK, N.A.
                  29th Floor
                  Cleveland, OH  44114-2301                   By:
                  Attn:  Corporate Banking Div.                  ------------------------------------
                                                                 Henry W. Centa, Vice President


Address:          1900 East Ninth Street                      NATIONAL CITY BANK
                  Cleveland, OH 44114-0756
                  Attn: Metro/Ohio Division                   By:
                  Loc. # 2104                                    ------------------------------------
                                                                 Anthony J. DiMare, Vice President




The undersigned consent to the terms hereof.

Address:          600 Tower East                              BENNETT INDUSTRIES, INC.
                  20600 Chagrin Blvd.
                  Shaker Heights, OH  44122                   By:
                                                                 ------------------------------------
                                                                 James S. Walker, Treasurer

                                                              and
                                                                 ------------------------------------
                                                                 Ronald J. Cozean, Secretary

Address:          600 Tower East                              CASTLE RUBBER COMPANY
                  20600 Chagrin Blvd.
                  Shaker Heights, OH  44122                   By:
                                                                 ------------------------------------
                                                                 James S. Walker, Treasurer

                                                              and
                                                                 ------------------------------------
                                                                 Ronald J. Cozean, Secretary

Address:          600 Tower East                              KAY HOME PRODUCTS, INC.
                  20600 Chagrin Blvd.
                  Shaker Heights, OH  44122                   By:
                                                                 ------------------------------------
                                                                 James S. Walker, Treasurer

                                                              and
                                                                 ------------------------------------
                                                                 Ronald J. Cozean, Secretary

Address:          600 Tower East                              GENERAL ALUMINUM MFG. COMPANY
                  20600 Chagrin Blvd.
                  Shaker Heights, OH  44122                   By:
                                                                 ------------------------------------
                                                                 James S. Walker, Treasurer

                                                              and
                                                                 ------------------------------------
                                                                 Ronald J. Cozean, Secretary

Address:          600 Tower East                              BLUE FALCON INVESTMENTS, INC.
                  20600 Chagrin Blvd.
                  Shaker Heights, OH  44122                   BY:
                                                                 ------------------------------------
                                                                 James S. Walker, Treasurer

                                                              and
                                                                 ------------------------------------
                                                                 Ronald J. Cozean, Secretary

Address:          600 Tower East                              RB&W CORPORATION
                  20600 Chagrin Blvd.
                  Shaker Heights, OH  44122                   By:
                                                                 ------------------------------------
                                                                 James S. Walker, Treasurer

                                                              and
                                                                 ------------------------------------
                                                                 Ronald J. Cozean, Secretary

                                       4


Address:          600 Tower East                              BLUE FALCON FORGE, INC.
                  20600 Chagrin Blvd.
                  Shaker Heights, OH  44122                   By:
                                                                 ------------------------------------
                                                                 James S. Walker, Treasurer

                                                              and
                                                                 ------------------------------------
                                                                 Ronald J. Cozean, Secretary

Address:          600 Tower East                              TOCCO, INC.
                  20600 Chagrin Blvd.
                  Shaker Heights, OH  44122                   By:
                                                                 ------------------------------------
                                                                 James S. Walker, Treasurer

                                                              and
                                                                 ------------------------------------
                                                                 Ronald J. Cozean, Secretary

Address:          600 Tower East                              THE AJAX MANUFACTURING
                  20600 Chagrin Blvd.                                  COMPANY
                  Shaker Heights, OH  44122

                                                              By:
                                                                 ------------------------------------
                                                                 James S. Walker, Treasurer

                                                              and
                                                                 ------------------------------------
                                                                 Ronald J. Cozean, Secretary


                              REVOLVING CREDIT NOTE
$31,500,000                                                     Cleveland, Ohio
                                                           As of April 11, 1995

         FOR VALUE RECEIVED, the undersigned PARK-OHIO INDUSTRIES, INC. (the "Borrower") promises to pay on March 31, 1999, to the order of SOCIETY NATIONAL BANK (the "Bank") at the Main Office of Society National Bank, Agent, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of

THIRTY ONE MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS
---------------------------------------------------

or the aggregate unpaid principal amount of all loans made by Bank to Borrower pursuant to Paragraph A of Section 2.1 of the credit agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the credit agreement dated as of April 11, 1995, as amended, among Borrower, the banks named therein and Society National Bank, as Agent. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         Borrower also promises to pay interest on the unpaid principal amount of each loan from time to time outstanding, from the date of such loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Paragraph A of Section 2.1 of the Credit Agreement. Such interest shall be payable on each date provided for in Paragraph A of such Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

         The portions of the principal sum hereof from time to time representing Prime Rate Loans and LIBOR Loans, and payments of principal of any thereof, will be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this note.

         If this note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be two per cent (2%) in excess of the Adjusted Prime Rate from time to time in effect. All payments of principal of and interest on this note shall be made in immediately available funds. In an Event of Default in the payment of interest or balance of principal, when the same becomes due, Bank may collect and Borrower agrees to pay a late charge of an amount equal to the greater of (a) ten per cent (10%) of the amount of such late payment, or (b) Twenty Five Dollars ($25).

         This note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.

         The undersigned authorizes any attorney at law at any time or times after the maturity hereof (whether maturity occurs by lapse of time or by acceleration) to appear in any state or federal court of record in the United States of America, to waive the issuance and service of process, to admit the maturity of this note and the nonpayment thereof when due, to confess judgment against the undersigned in favor of the holder of this note for the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned. The undersigned agrees that the Agent or the Banks' attorney may confess judgment pursuant to the foregoing warrant of attorney. The undersigned further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from the Agent or the Banks.

                                   PARK-OHIO INDUSTRIES, INC.

                                   By:
                                      ---------------------------------------
                                            James S. Walker, Vice President

                                   and
                                      ---------------------------------------
                                            Ronald J. Cozean, Secretary

"WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."

                              REVOLVING CREDIT NOTE

$22,500,000                                                     Cleveland, Ohio
                                                           As of April 11, 1995

         FOR VALUE RECEIVED, the undersigned PARK-OHIO INDUSTRIES, INC. (the "Borrower") promises to pay on March 31, 1999, to the order of NBD BANK (the "Bank") at the Main Office of Society National Bank, Agent, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of

TWENTY TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS
---------------------------------------------------

or the aggregate unpaid principal amount of all loans made by Bank to Borrower pursuant to Paragraph A of Section 2.1 of the credit agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the credit agreement dated as of April 11, 1995, as amended, among Borrower, the banks named therein and Society National Bank, as Agent. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         Borrower also promises to pay interest on the unpaid principal amount of each loan from time to time outstanding, from the date of such loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Paragraph A of Section 2.1 of the Credit Agreement. Such interest shall be payable on each date provided for in Paragraph A of such Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

         The portions of the principal sum hereof from time to time representing Prime Rate Loans and LIBOR Loans, and payments of principal of any thereof, will be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this note.

         If this note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be two per cent (2%) in excess of the Adjusted Prime Rate from time to time in effect. All payments of principal of and interest on this note shall be made in immediately available funds. In an Event of Default in the payment of interest or balance of principal, when the same becomes due, Bank may collect and Borrower agrees to pay a late charge of an amount equal to the greater of (a) ten per cent (10%) of the amount of such late payment, or (b) Twenty Five Dollars ($25).

         This note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.

         The undersigned authorizes any attorney at law at any time or times after the maturity hereof (whether maturity occurs by lapse of time or by acceleration) to appear in any state or federal court of record in the United States of America, to waive the issuance and service of process, to admit the maturity of this note and the nonpayment thereof when due, to confess judgment against the undersigned in favor of the holder of this note for the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned. The undersigned agrees that the Agent or the Banks' attorney may confess judgment pursuant to the foregoing warrant of attorney. The undersigned further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from the Agent or the Banks.

                          PARK-OHIO INDUSTRIES, INC.

                          By:
                             --------------------------------------
                                   James S. Walker, Vice President

                          and
                             --------------------------------------
                                   Ronald J. Cozean, Secretary

"WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."

                              REVOLVING CREDIT NOTE

$22,500,000                                                     Cleveland, Ohio
                                                           As of April 11, 1995

         FOR VALUE RECEIVED, the undersigned PARK-OHIO INDUSTRIES, INC. (the "Borrower") promises to pay on March 31, 1999, to the order of THE HUNTINGTON NATIONAL BANK (the "Bank") at the Main Office of Society National Bank, Agent, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of

TWENTY TWO MILLION FIVE HUNDRED THOUSAND AND 00/100 DOLLARS
---------------------------------------------------

or the aggregate unpaid principal amount of all loans made by Bank to Borrower pursuant to Paragraph A of Section 2.1 of the credit agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the credit agreement dated as of April 11, 1995, as amended, among Borrower, the banks named therein and Society National Bank, as Agent. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         Borrower also promises to pay interest on the unpaid principal amount of each loan from time to time outstanding, from the date of such loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Paragraph A of Section 2.1 of the Credit Agreement. Such interest shall be payable on each date provided for in Paragraph A of such Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

         The portions of the principal sum hereof from time to time representing Prime Rate Loans and LIBOR Loans, and payments of principal of any thereof, will be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this note.

         If this note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be two per cent (2%) in excess of the Adjusted Prime Rate from time to time in effect. All payments of principal of and interest on this note shall be made in immediately available funds. In an Event of Default in the payment of interest or balance of principal, when the same becomes due, Bank may collect and Borrower agrees to pay a late charge of an amount equal to the greater of (a) ten per cent (10%) of the amount of such late payment, or (b) Twenty Five Dollars ($25).

         This note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.

         The undersigned authorizes any attorney at law at any time or times after the maturity hereof (whether maturity occurs by lapse of time or by acceleration) to appear in any state or federal court of record in the United States of America, to waive the issuance and service of process, to admit the maturity of this note and the nonpayment thereof when due, to confess judgment against the undersigned in favor of the holder of this note for the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned. The undersigned agrees that the Agent or the Banks' attorney may confess judgment pursuant to the foregoing warrant of attorney. The undersigned further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from the Agent or the Banks.

                                      PARK-OHIO INDUSTRIES, INC.

                                      By:
                                         --------------------------------------
                                               James S. Walker, Vice President

                                      and
                                         --------------------------------------
                                               Ronald J. Cozean, Secretary

"WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."

                              REVOLVING CREDIT NOTE

$9,000,000                                                      Cleveland, Ohio
                                                           As of April 11, 1995

         FOR VALUE RECEIVED, the undersigned PARK-OHIO INDUSTRIES, INC. (the "Borrower") promises to pay on March 31, 1999, to the order of NATIONAL CITY BANK (the "Bank") at the Main Office of Society National Bank, Agent, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of

NINE MILLION AND 00/100                                                 DOLLARS
------------------------------------------------------------------------

or the aggregate unpaid principal amount of all loans made by Bank to Borrower pursuant to Paragraph A of Section 2.1 of the credit agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the credit agreement dated as of April 11, 1995, as amended, among Borrower, the banks named therein and Society National Bank, as Agent. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         Borrower also promises to pay interest on the unpaid principal amount of each loan from time to time outstanding, from the date of such loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Paragraph A of Section 2.1 of the Credit Agreement. Such interest shall be payable on each date provided for in Paragraph A of such Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

         The portions of the principal sum hereof from time to time representing Prime Rate Loans and LIBOR Loans, and payments of principal of any thereof, will be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this note.

         If this note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be two per cent (2%) in excess of the Adjusted Prime Rate from time to time in effect. All payments of principal of and interest on this note shall be made in immediately available funds. In an Event of Default in the payment of interest or balance of principal, when the same becomes due, Bank may collect and Borrower agrees to pay a late charge of an amount equal to the greater of (a) ten per cent (10%) of the amount of such late payment, or (b) Twenty Five Dollars ($25).

         This note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.

         The undersigned authorizes any attorney at law at any time or times after the maturity hereof (whether maturity occurs by lapse of time or by acceleration) to appear in any state or federal court of record in the United States of America, to waive the issuance and service of process, to admit the maturity of this note and the nonpayment thereof when due, to confess judgment against the undersigned in favor of the holder of this note for the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned. The undersigned agrees that the Agent or the Banks' attorney may confess judgment pursuant to the foregoing warrant of attorney. The undersigned further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from the Agent or the Banks.

                                 PARK-OHIO INDUSTRIES, INC.

                                 By:
                                    ------------------------------------
                                          James S. Walker, Vice President

                                 and
                                    ------------------------------------
                                          Ronald J. Cozean, Secretary


"WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."

                              REVOLVING CREDIT NOTE

$4,500,000                                                      Cleveland, Ohio
                                                           As of April 11, 1995

         FOR VALUE RECEIVED, the undersigned PARK-OHIO INDUSTRIES, INC. (the "Borrower") promises to pay on March 31, 1999, to the order of MELLON BANK, N.A. (the "Bank") at the Main Office of Society National Bank, Agent, 127 Public Square, Cleveland, Ohio 44114-1306 the principal sum of

FOUR MILLION FIVE HUNDRED THOUSAND AND 00/100                           DOLLARS
------------------------------------------------------------------------

or the aggregate unpaid principal amount of all loans made by Bank to Borrower pursuant to Paragraph A of Section 2.1 of the credit agreement, as hereinafter defined, whichever is less, in lawful money of the United States of America. As used herein, "Credit Agreement" means the credit agreement dated as of April 11, 1995, as amended, among Borrower, the banks named therein and Society National Bank, as Agent. Capitalized terms used herein shall have the meanings ascribed to them in the Credit Agreement.

         Borrower also promises to pay interest on the unpaid principal amount of each loan from time to time outstanding, from the date of such loan until the payment in full thereof, at the rates per annum which shall be determined in accordance with the provisions of Paragraph A of Section 2.1 of the Credit Agreement. Such interest shall be payable on each date provided for in Paragraph A of such Section 2.1; provided, however, that interest on any principal portion which is not paid when due shall be payable on demand.

         The portions of the principal sum hereof from time to time representing Prime Rate Loans and LIBOR Loans, and payments of principal of any thereof, will be shown on the records of Bank by such method as Bank may generally employ; provided, however, that failure to make any such entry shall in no way detract from Borrower's obligations under this note.

         If this note shall not be paid at maturity, whether such maturity occurs by reason of lapse of time or by operation of any provision for acceleration of maturity contained in the Credit Agreement, the principal hereof and the unpaid interest thereon shall bear interest, until paid, at a rate per annum which shall be two per cent (2%) in excess of the Adjusted Prime Rate from time to time in effect. All payments of principal of and interest on this note shall be made in immediately available funds. In an Event of Default in the payment of interest or balance of principal, when the same becomes due, Bank may collect and Borrower agrees to pay a late charge of an amount equal to the greater of (a) ten per cent (10%) of the amount of such late payment, or (b) Twenty Five Dollars ($25).

         This note is one of the Revolving Credit Notes referred to in the Credit Agreement. Reference is made to the Credit Agreement for a description of the right of the undersigned to anticipate payments hereof, the right of the holder hereof to declare this note due prior to its stated maturity, and other terms and conditions upon which this note is issued.

         The undersigned authorizes any attorney at law at any time or times after the maturity hereof (whether maturity occurs by lapse of time or by acceleration) to appear in any state or federal court of record in the United States of America, to waive the issuance and service of process, to admit the maturity of this note and the nonpayment thereof when due, to confess judgment against the undersigned in favor of the holder of this note for the amount then appearing due, together with interest and costs of suit, and thereupon to release all errors and to waive all rights of appeal and stay of execution. The foregoing warrant of attorney shall survive any judgment, and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned. The undersigned agrees that the Agent or the Banks' attorney may confess judgment pursuant to the foregoing warrant of attorney. The undersigned further agrees that the attorney confessing judgment pursuant to the foregoing warrant of attorney may receive a legal fee or other compensation from the Agent or the Banks.

                               PARK-OHIO INDUSTRIES, INC.

                               By:
                                  ----------------------------------------
                                        James S. Walker, Vice President

                               and
                                  ----------------------------------------
                                        Ronald J. Cozean, Secretary

"WARNING -- BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT OR ANY OTHER CAUSE."

                                   SCHEDULE I
                                     ANNEX 1

                                            REVOLVING
                                        CREDIT TERM LOAN
                                           COMMITMENT         COMMITMENT             MAXIUM
BANKING INSTITUTIONS      PERCENTAGE         AMOUNT              AMOUNT               AMOUNT
Society National Bank         35%          $31,500,000         $12,250,000         $43,750,000
      NBD Bank                25%          $22,500,000          $8,750,000         $31,250,000
The Huntington National       25%          $22,500,000          $8,750,000         $31,250,000
         Bank
National City Bank            10%           $9,000,000          $3,500,000         $12,500,000
Mellon Bank, N.A.               5%           $4,500,000           $1,750,000         $6,250,000
                              100%          $90,000,000          $35,000,000       $125,000,000
TOTAL

                                     SECOND
                                    AMENDMENT
                                   AGREEMENT -
                                   NOV., 1995